USD $200,000_

CONVERTIBLE DEBENTURE

December 15, 2010

This Note is duly authorized and issued by Global Ecology Corporation, (the “Issuer”), a corporation duly organized and existing under the laws of the State of Nevada, and designated as its 8%  Convertible Note Due December 15, 2014 (“The Note”).

FOR VALUE RECEIVED, the Issuer promises to pay to Rupert Gebers, or his designee the registered holder hereof (the “Holder”), the principal sum of Two Hundred Thousand Dollars (USD $200,000) on, December 15, 2014 or such earlier date as the Note is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to  pay interest, in arrears, on the principal sum outstanding, on December 15, 2014 at the rate of 8% per annum accruing from the date of initial issuance.  Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for.  The principal of, and interest on, this Note are payable at the option of the Holder in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at 96 Park Street, Montclair, New Jersey 07042.  The Issuer will pay the principal of and interest upon this Note on the Maturity Date.  The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this note.

This Note is subject to the following additional provisions:

1.

The Note is issued in a denomination of Two hundred Thousand Dollars (USD $200,000).  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder.  This Note must be presented to the issuer at the time of exchange and must be in proper form for transfer.  No service charge will be made for such exchange.

2.

This Note has been issued subject to investment representations of the Holder and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act”), and other applicable state and foreign securities laws.  In the event of any proposed transfer of this Note, the Issuer may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including an opinion of counsel (which opinion and which counsel shall be acceptable to the Issuer) to the effect that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state of foreign securities laws.  Prior to due presentment for transfer of the Note, the Issuer may treat the person in whose name this Note is duly registered, as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and the Issuer shall not be affected by notice to the contrary.

3.

The Holder is entitled, at its option, to convert the principal amount of this Note or part thereof in excess of $25,000 at any time into shares of Common Stock of the Issuer at the rate of a price share equal to 80% of the market price of such stock at the time of conversion or $0.10 per share whichever is greater (the “Conversion Price”).  Conversion shall be effectuated by surrendering the Note to be converted to the Issuer, together with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Note Evidencing the Holder’s intention to convert this Note or a specified portion (as above provided) hereof.  Interest (and penalties) accrued or accruing from the date of issuance to the date of conversion shall be paid in cash upon conversion.  No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down to the nearest whole share.  The Conversion Date (the “Conversion Date”) shall be deemed to be the date on which the Holder has delivered this Note, with the conversion notice duly executed, to the Issuer or the date set forth in a notice of conversion delivered by facsimile if the Holder delivers the Note and the original of the conversion notice to the Issuer within three (3) business days following the Issuer’s receipt of the facsimile conversion notice.  Facsimile delivery of the conversion notice shall be accepted by the Issuer at facsimile number 972-992-9629, or by e-mail to peterubaldi@comcast.net; attention Peter Ubaldi.  Certificates representing Restricted Common Stock will be issued within fourteen (14) business days from the Conversion Date.

4.

No provision of this Note shall alter or impair the obligation of the

                      Issuer, which is absolute and unconditional, to pay the principal of,

                      and interest on, this Note at the time, place, and rate, and in the currency, herein prescribed.

5.

 No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based here on, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, or agent, as such, past, present or future, of the Issuer, or any successor corporation, whether by virtue of any constitution, stature or rule of law, or by the enforcement of an assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, hereof and as part of the consideration for the issue hereof, expressly waived and released.

6.

The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that the Holder will not offer, sell or otherwise dispose of this Note or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state or foreign laws or similar laws relating to the sale of securities.

7.

This Note shall be governed by and construed in accordance with the laws of the State of Texas.  The parties agree that exclusive jurisdiction for any and all disputes shall be, and each of the parties submits to the exclusive jurisdiction of, (a) the Courts of the State of New Jersey, with venue in Essex County, and (b) the United States District Court in Newark, New Jersey.

8.

 The following shall constitute an “Event of Default”:

a.

The Issuer shall default in the payment of principal or interest on this Note and such default shall remain unremedied for ten (10) business days after the Issuer have been notified of the default in writing by a Holder; or

b.

Any of the representations or warranties made by the Issuer herein, shall be false or misleading in any material respect at the time made; or

c.

The Issuer fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note and any such failure shall continue uncured for ten (10) business days after the Issuers have been notified of such failure in writing by Holder.

d.

The Issuer shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Issuer under this Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure.

9.

Upon the occurrence of an Event of Default, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default, at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instrument contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

10.

  Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders, or any other rights whatsoever as a shareholder of the Issuer.  The Holder shall have no rights as a shareholder unless and until the Holder has become a shareholder by converting this Note in accordance with the terms hereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed by a duly authorized officer.

Dated: December 15, 2010

Global Ecology Corporation

By: /s/ Peter D. Ubaldi

    Peter D. Ubaldi, President & CEO

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

The undersigned represents to Global Ecology Corporation (the “Issuer”) that he is the Holder of the subject Note.  The undersigned hereby irrevocably converts USD$_____________________ of the principal amount of the subject Note into shares of Common Stock of Global Ecology Corporation according to the conditions of such Note as of the date written below in converting the Note the undersigned hereby confirms and acknowledged that the shares of Common Stock are being acquired solely for the account of the undersigned, for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.

Date: _____________________

Signature:

______________________________

Printed Name:

______________________________

Address:

______________________________

______________________________

______________________________